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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



         We consent to the use in this Registration Statement of Voyager One, Inc. on Form SB-2 of our report for Voyager One, Inc. dated March 3, 2005 which appears in the Prospectus, which is part of this Registration Statement.

         We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


/s/ MENDOZA BERGER & COMPANY, LLP




Irvine, California
April 22, 2005